Annual Report

July 31, 1995


INVESCO
MULTIPLE
ASSET
FUNDS,
INC.


No-load mutual funds seeking capital appreciation and current income.


INVESCO FUNDS

Overview                                                            August 1995
   The U.S. economy may be close to achieving the "soft landing" analysts have hoped for.
   Fearing the long-term, corrosive effects of inflation, the Federal Reserve Board actively sought to slow the U.S. economy in 1994. Over a period of 12 months, they doubled short-term interest rates.
   The plan may have worked. After impressive annualized growth rates of 6.3%, 3.3%, 3.8%, 3.4%, and 5.1% in consecutive quarters, GDP advanced just 2.7% during the first three months of 1995, and was estimated at 1.1% in the second quarter. Now that they've reined in the galloping expansion, the Fed will act to keep it at a sustainable trot. In July, they cut short-term interest rates by 0.25%, and further cuts may be made if additional stimulus is required.
   Given the advances in the U.S. equities markets in the first half of 1995, we're likely to see a period when the market "digests" its gains -- as technology stocks did in mid-July, for instance. However, we do not anticipate a significant setback in prices over the third and fourth quarters.
   In our opinion, it's possible interest rates will drop further in 1995. That will ease inflationary pressure somewhat, as well as have a positive impact on the bond market. Short-term rates could drop to 5.5% or less, compared to a 6% Fed funds rate as of late June. The benchmark 30-year Treasury bond is now yielding around 7.0%; we may expect to see that gradually decrease. Overall, bond prices have advanced strongly since the fourth quarter of 1994.
   International Highlights. With the Japanese economy stuck in low gear, the Nikkei Dow dropped severely in recent months. This proved to be a drag throughout the Pacific Basin. Markets now appear to be stabilizing and have the potential to move higher.
   In U.S. dollar terms, most European markets have gained, including Belgium, the Netherlands, Sweden, Switzerland, and the United Kingdom. Areas of strength generally have been consumer staples, energy, and technology. Manufacturers of heavy equipment also have done relatively well.
   The devaluation of the Mexican peso on 12/20/94 caused market turmoil throughout Latin America. Stock markets from Mexico City to Argentina declined sharply, but recently have rallied as Mexico has stabilized and the peso has rebounded from its lows.

INVESCO Balanced Fund
   Investment Performance And Strategy. For the fiscal year ended 7/31/95, The Balanced Fund achieved a total return of 22.97%. Balanced Fund, which limits stocks to no more than 70% of assets, was generally weighted about 60% in common stocks; direct government and government agency debt obligations averaged about 25%. Predictably, the fund performed slightly below the all-stock S&P 500 index, and considerably better than the all-bond Lehman index. For the year ended 7/31/95, the Standard & Poor's 500 Index was up 25.99%, and the Lehman Government/Corporate Bond Index was up 10.12%. (Of course, past performance is not a guarantee of future results.)*
   On the equity side, INVESCO Balanced Fund benefited from diversifying across industry segments, rather than focusing on certain sectors. Among the star performers were the chemical stocks, Potash Corp. (Saskatchewan) and Agrium Inc., which responded to a strong global demand for chemical products.

Graph:

                                 Balanced Fund
                    Allocation by Value of Total Net Assets
                                 as of 7/31/95

   This pie chart shows the allocation by value of total net assets for each of the following categories:
   Cash & equivalents - 2.8%, Government agency - 9.3%, Government Bonds - 16.0%, Corporate bonds - 1.2%, Common stocks - 65.2%, Preferred stocks - 5.5%

   During the last twelve months, we took new positions in Arco Chemical (chemicals), ACE Ltd. (worldwide liability insurance), and Rogers Cantel Mobile Communications (cellular telephone). Again, these reflect the fund's philosophy of diversification across many types of companies.
   Looking forward, we have some concerns about market valuations and are moving toward a moderately more defensive posture. Given that outlook, we do not expect to add to our weighting of capital goods stocks, which stood at 9.61% on 7/31/95. We are buying stocks of insurance companies on the basis of good earnings at attractive prices in a favorable rate environment.

                                 Balanced Fund
                          Average Annual Total Return*
                                 as of 7/31/95

      1 year                                          22.97%
      ------------------------------------------------
      Since inception (12/93)                         16.13%
      ------------------------------------------------

   We think technology stocks are approaching an overvalued state, and in the near-term we will buy and sell very selectively. The outlook for many cyclical stocks, particularly retail, is not good, as we believe consumers have nearly depleted their disposable income for the time being. Due to poor potential for future earnings growth, automobile related holdings will remain underweighted. In our opinion, the best opportunities at this stage of the business cycle are in defense electronics and media broadcast/entertainment.
   We have taken a defensive posture on the bond side of the fund by decreasing the duration of our holdings in U.S. government bonds. Shorter durations limit the fund's downside potential in the event that interest rates rise.

Graph:

   This line graph represents a comparison of the value of a $10,000 investment in INVESCO Balanced Fund to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 7/31/95.

   The line  graph  represents  the value of a  $10,000  investment  in  INVESCO
Balanced Fund plus reinvested dividends and capital gain distributions, from inception through 7/31/95.*
   The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would have lowered their performance.
   Fund Management. INVESCO Balanced Fund's equity portfolio is managed by INVESCO Vice President Brian F. Kelly. He is a Certified Public Accountant, and holds an MBA and JD from the University of Iowa, as well as a BA from the University of Notre Dame. Before joining INVESCO in 1993, Brian was with the pension department of Sears, Roebuck.
   INVESCO Senior Vice President Donovan "Jerry" Paul manages the fixed-income holdings. He earned his MBA from the University of Northern Iowa, as well as a BBA from the University of Iowa. A Chartered Financial Analyst and Certified Public Accountant, Jerry has more than 19 years of experience in the securities industry. He joined INVESCO in 1994; previously, he was director of fixed-income research for Stein, Roe & Farnham.

Multi-Asset Allocation Fund
   Investment Performance And Strategy. Like a balanced fund, Multi-Asset Allocation includes both common stock and fixed-income securities. But this fund takes the concept several steps further by incorporating small-capitalization, foreign, and real estate equities into the mix.

   For the fiscal year ended 7/31/95, this combination of holdings resulted in a total return of 15.13%. The fund underperformed the S&P 500, which is an all-stock index, and slightly outperformed the Lehman index, which consists exclusively of corporate and government bonds. The Standard & Poor's 500 Index was up 25.99% in the same period, and the Lehman Government/Corporate Bond Index was up 10.12%. (Of course, past performance is not a guarantee of future results.)*
   The fund's gains largely came over the first six months of 1995. Our large-capitalization equity component was 33% of the fund's assets going into December, which opened a period in which large-cap stocks benefited the most from a record-breaking market rally. A spring rally in Latin American markets led to a gain in international equities in the first half of 1995. On the other hand, the small-cap portion of the fund trailed the Russell 2000 Index slightly, due to our cautious underweighting in technology stocks.

                          Multi-Asset Allocation Fund
                          Average Annual Total Return*
                                 as of 7/31/95

      1 year                                          15.13%
      ------------------------------------------------
      Since inception (12/93)                          7.10%
      ------------------------------------------------

   As a result of declining interest rates during this period, the fixed-income component of the fund produced positive returns. Results are ahead of the overall bond market, due to the fund's slightly longer average maturity and strong call protection.

Graph:

                          Multi-Asset Allocation Fund
                    Allocation by Value of Total Net Assets
                                 as of 7/31/95

   This pie chart shows the allocation by value of total net assets for each of the following categories:
   Large-capitalization stocks - 33.9%, Small cap - 12.6%, Fixed-income - 20.0%, Real estate - 10.7%, Foreign stocks - 9.3%, Cash and equivalents - 13.5%

   The fund's holdings in REITs (real estate investment trusts) performed in line with the overall real estate market in the first half of 1995. A slight overweighting in self-storage properties aided our results. However, that advantage was offset by poor performance from our apartment investments and a lack of exposure to office buildings.

   Going into its second fiscal year, the fund is well positioned to benefit from what we expect to be a second leg of the market rally led by small-cap stocks. We have gradually increased our allocation to this area, from 7.4% in mid-1994, to 9.8% last winter, to over 12% on 7/31/95.

Graph:

   This line graph represents a comparison of the value of a $10,000 investment in INVESCO Multi-Asset Allocation Fund to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 7/31/95.

   The line graph represents the value of a $10,000 investment in INVESCO Multi-Asset Allocation Fund plus reinvested dividends and capital gain distributions, from inception through 7/31/95.*
   The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would have lowered their performance.
   Fund Management. INVESCO Multi-Asset Allocation Fund is team-managed; Bob Slotpole, senior vice president and director of equities, serves as lead portfolio manager. He is assisted by individual specialists who are responsible for securities' selection within their assigned share of the allocation, given specific parameters. Bob began his investment career in 1975. He earned an MBA from Stanford University, and a BS from the State University of New York at Buffalo.

*Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased. The S&P 500 is an unmanaged index considered representative of broad stock performance; the Lehman Brothers Government/Corporate Bond Index is an unmanaged index reflecting the broad bond market. The Russell 2000 reflects performance of U.S. smaller-cap stocks.

INVESCO Multiple Asset Funds, Inc.
Ten Largest Common Stock Holdings
July 31, 1995

Description                                            Value
--------------------------------------------------------------
BALANCED Fund
ARCO Chemical                                     $1,776,000
Panaco Inc                                         1,527,250
Potash Corp Saskatchewan                           1,197,500
MK Rail                                            1,193,500
Agrium Inc                                         1,191,925
Qantas Airways Ltd ADR                               958,360
Avondale Industries                                  891,250
Studio Plus Hotels                                   682,500
IES Industries                                       656,250
Teekay Shipping                                      653,125


MULTI-ASSET ALLOCATION Fund
International Business Machines                     $ 87,100
Royal Dutch Petroleum 5 Gldr Shrs                     76,200
Chevron Corp                                          74,063
Motorola Inc                                          68,963
Mobil Corp                                            68,425
Coca-Cola Co                                          65,875
AT&T Corp                                             63,300
Citicorp                                              62,375
Chemical Banking                                      61,950
McDonald's Corp                                       61,800

Composition of holdings is subject to change.

INVESCO Multiple Asset Funds, Inc.
Statement of Investment Securities
July 31, 1995
                                    Country Code      Shares or
                                         if           Principal
 Description                         Applicable       Amount          Value
------------------------------------------------------------------------------
BALANCED Fund
COMMON STOCKS  64.84%
AEROSPACE & DEFENSE  0.21%
HEICO Corp                                             4,950        $ 76,725
                                                                    -----------
AGRICULTURAL 1.69%
Pioneer Hi-Bred International                         15,000         633,750
                                                                    -----------
AUDIO/VIDEO RELATED 0.98%
Granada Group PLC                       UK            35,000          365,143
                                                                    -----------
AUTOMOBILE RELATED 0.54%
R&B Inc*                                              25,000          203,125
                                                                    -----------
BROADCASTING 0.84%
Capital Radio PLC                       UK            12,500            87,105
Television Broadcasts Ltd               HK            60,000           225,639
                                                                    -----------
                                                                       312,744
                                                                    -----------
CHEMICALS   11.76%
Agrium Inc                              CA            34,300         1,191,925
ARCO Chemical                                         37,000         1,776,000
Lawter International                                  20,900           240,350
Potash Corp Saskatchewan                CA            20,000         1,197,500
                                                                    -----------
                                                                     4,405,775
                                                                    -----------
COMPUTER RELATED  1.03%
Geodynamics Corp                                      15,000           153,750
SHL Systemhouse*                                      15,000           121,172
VeriFone Inc*                                          4,000           111,000
                                                                    -----------
                                                                       385,922
                                                                    -----------
ELECTRONICS    4.21%
FLIR Systems*                                         31,000           437,875
Leitch Technology*                      CA             5,000            73,779
Logicon Inc                                            3,500           178,500
Moog Inc Class A*                                      6,000            74,250
OnTrak Systems*                                       14,000           409,500
Tech-Sym Corp*                                        15,000           401,250
                                                                    -----------
                                                                     1,575,154
                                                                    -----------
ELECTRICAL EQUIPMENT   0.61%
M-Wave Inc*                                           14,800           229,400
                                                                    -----------
FINANCE RELATED    1.30%
Data Broadcasting*                                    50,000           400,000
Wilmington Trust                                       3,000            87,750
                                                                    -----------
                                                                       487,750
                                                                    -----------
FOOD PRODUCTS & BEVERAGES   0.26%
Minnesota Brewing*                                    21,000            97,125
                                                                    -----------

HOTELS       1.82%
Studio Plus Hotels*                                   35,000           682,500
                                                                    -----------
INSURANCE    5.71%
ACE Ltd                                 BD            13,000           385,125
Allmerica Property & Casualty                          8,000           183,000
Berkley (W R) Corp                                    15,000           575,625
Employee Benefit Plans*                               30,000           510,000
Harleysville Group                                    10,000           257,500
RenaissanceRe Holdings Ltd*                           10,000           228,750
                                                                    -----------
                                                                     2,140,000
                                                                    -----------
MACHINERY    1.97%
Commercial Intertech                                  30,000           570,000
Manitowoc Co                                           4,500           127,125
Stratasys Inc*                                         2,500            40,000
                                                                    -----------
                                                                       737,125
                                                                    -----------
MANUFACTURING 4.07%
MK Rail                                              154,000         1,193,500
Tredegar Industries                                    5,000           144,375
United Industrial                                     14,000            98,000
Wolverine Tube*                                        2,500            87,500
                                                                    -----------
                                                                     1,523,375
                                                                    -----------
MEDICAL EQUIPMENT & SUPPLIES   0.52%
Lifeline Systems*                                     15,000           144,375
Spectranetics Corp*                                   20,000            51,250
                                                                    -----------
                                                                       195,625
                                                                    -----------
METALS & MINING    5.08%
Alumax Inc*                                            2,500            85,938
Diamond Fields Resources*               CA            10,000           535,577
Franco-Nevada Mining                    CA             7,500           465,897
INDRESCO Inc*                                         20,000           315,000
Reynolds Metals                                        2,000           125,000
Santa Fe Pacific Gold                                 30,000           375,000
                                                                    -----------
                                                                      1,902,412
                                                                    -----------
OIL & GAS RELATED   5.89%
Cairn Energy USA*                                      7,000            81,375
Imperial Oil Ltd                        CA             3,200           114,800
Panaco Inc*                                          298,000         1,527,250
Phillips Petroleum                                    10,000           353,750
Union Texas Petroleum Holdings                         2,000            40,500
United Meridian*                                       5,000            88,750
                                                                    -----------
                                                                     2,206,425
                                                                    -----------
PAPER & PAPER PRODUCTS    1.40%
Domtar Inc*                             CA            50,000           525,000
                                                                    -----------
RETAIL    0.30%
DF & R Restaurants*                                    4,500           112,500
                                                                    -----------

SEMICONDUCTOR EQUIPMENT   0.51%
Paradigm Technology*                                   3,000            90,000
TelCom Semiconductor*                                  6,700           101,756
                                                                    -----------
                                                                       191,756
                                                                    -----------
SHIP BUILDING    2.38%
Avondale Industries*                                  77,500           891,250
                                                                    -----------
STEEL    0.23%
Roanoke Electric Steel                                 6,000            87,000
                                                                    -----------
TELECOMMUNICATIONS    1.06%
Rogers Cantel Mobile
  Communications Class B*               CA            17,000           397,375
                                                                    -----------
TRANSPORTATION    4.54%
Maritrans Inc                                         15,000            88,125
Qantas Airways Ltd ADR^                 AS            65,000           958,360
Teekay Shipping*                                      27,500           653,125
                                                                    -----------
                                                                     1,699,610
                                                                    -----------
UTILITIES    4.59%
Bangor Hydro Electric                                 29,000           344,375
Equitable Resources                                    6,000           166,500
IES Industries                                        30,000           656,250
Rochester Gas & Electric                              10,500           212,625
Texas Utilities                                       10,000           338,750
                                                                    -----------
                                                                     1,718,500
                                                                    -----------
WHOLESALE    1.34%
Fishery Products International Ltd*     CA            30,000           150,289
Smucker (J M) Class B                                 10,000           197,500
Stokely USA*                                          25,000           153,125
                                                                    -----------
                                                                       500,914
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $21,753,390)                                                24,283,980
                                                                    -----------
PREFERRED STOCKS    5.46%
INSURANCE    2.19%
Berkley (W R) Corp, Depository Shrs
  Representing 1/6 Shr, 7.375%
  Series A Pfd                                        35,000           818,125
                                                                    -----------
MINING    0.20%
Amax Gold, $3.75, Series B, Conv Pfd                   1,500            75,750
                                                                    -----------
UTILITIES    3.07%
PSI Energy, 7.440%, Series K Pfd                      46,000         1,150,000
                                                                    -----------
TOTAL PREFERRED STOCKS
  (Cost $1,952,130)                                                  2,043,875
                                                                    -----------

FIXED INCOME SECURITIES   26.30%
US Government Obligations 15.90%
US Treasury Notes
  7.875%, 11/15/2004                                $150,000           164,390
  6.750%, 4/30/2000                               $2,500,000         2,554,688
  6.500%, 5/15/2005                               $1,000,000         1,004,061
  6.125%, 5/31/1997                               $1,000,000         1,004,061
  5.875%, 6/30/2000                               $1,000,000           987,186
  5.875%, 2/15/2004                                 $250,000           240,703
                                                                    -----------
  TOTAL US GOVERNMENT  OBLIGATIONS
  (Cost $5,937,623)                                                  5,955,089
                                                                    -----------
US Government Agency Obligations    9.21%
Federal Home Loan Mortgage, Gold Pool
  7.000%, 8/1/2010                                $1,000,000           998,750
  6.500%, 6/1/2010                                $1,985,732         1,951,853
Student Loan Marketing Association
  Notes, Series CQ, 4.570%, 3/7/2001               $ 500,000           497,289
                                                                    -----------
  TOTAL US GOVERNMENT
     AGENCY OBLIGATIONS
     (Cost $3,470,526)                                               3,447,892
                                                                    -----------
Corporate Bonds 1.19%
FOOD PRODUCTS & BEVERAGES 1.19%
Dr Pepper/Seven-Up Cos,
Sr Sub Step-Up
Notes, Zero Coupon^^, 11/1/2002
  (Cost $453,018)                                   $500,000           447,500
                                                                    -----------
TOTAL FIXED INCOME SECURITIES
  (Cost $9,861,167)                                                  9,850,481
                                                                    -----------
SHORT-TERM INVESTMENTS --
REPURCHASE  AGREEMENTS 3.40%
Repurchase Agreement with
State Street Bank &
Trust Co dated 7/31/1995 due 8/1/1995
at 5.750%, repurchased
at $1,275,204 (Collateralized
by US Treasury Notes
due 9/30/1996 at 6.500%,
value $1,302,366)
Cost $1,275,000)                                  $1,275,000        $1,275,000
                                                                   -----------
TOTAL INVESTMENT
   SECURITIES AT VALUE    100.00%
   (Cost $34,841,687)
   (Cost for Income Tax Purposes
   $34,870,417)                                                    $37,453,336
                                                                   ===========


MULTI-ASSET ALLOCATION Fund
COMMON STOCKS    66.84%
ADVERTISING    0.18%
Heritage Media Class A*                                  200           $ 5,750
True North Communications                                400             8,150
                                                                    -----------
                                                                        13,900
                                                                    -----------

AEROSPACE & DEFENSE    1.04%
Lockheed Martin                                          389            24,458
McDonnell Douglas                                        300            24,787
Precision Castparts                                      500            17,813
Thiokol Corp                                             100             3,325
Watkins-Johnson Co                                       200            10,200
                                                                    -----------
                                                                        80,583
                                                                    -----------
AUDIO/VIDEO RELATED    0.48%
Fuji Photo Film Ltd ADR                                  700            36,837
                                                                    -----------
AUTOMOBILE RELATED    1.69%
Bandag Inc                                               400            24,600
Chrysler Corp                                            300            14,625
Eaton Corp                                               400            22,350
Ford Motor                                             1,500            43,313
Strattec Security*                                        80               990
Toyota Motor ADR                                         600            24,975
                                                                    -----------
                                                                        30,853
                                                                    -----------
BANKING    4.90%
ALBANK Financial                                         600            16,650
Banco Central
  Hispanoamericano SA ADR                              1,200            12,750
Banco Santander SA ADR                                   700            29,925
CCB Financial                                            200             8,950
Centura Banks                                            400            12,350
Chase Manhattan                                          700            37,537
Chemical Banking                                       1,200            61,950
Citicorp                                               1,000          $ 62,375
Compagnie de Suez ADR                                    200             4,929
Deposit Guaranty                                         100             3,900
First Midwest Bancorp                                    300             7,950
Firstar Corp                                             154             5,371
Magna Group                                              700            15,794
Mark Twain Bancshares                                    300             9,450
National Australia Bank Ltd ADR                          800            32,700
NationsBank Corp                                         500            28,063
Summit Bancorp                                           600            14,625
Union Planters                                           100             2,837
West One Bancorp                                         300            11,025
                                                                    -----------
                                                                       379,131
                                                                    -----------
BROADCASTING    0.45%
Capital Cities/ABC                                       300            35,025
                                                                    -----------
BUILDING & CONSTRUCTION
  RELATED    0.70%
BMC West*                                                450             6,750
Leslie Building Products*                                500             1,125
Oakwood Homes                                            500            15,125
Pioneer International Ltd
  Sponsored ADR                                        2,600             6,594
Sekisui House Ltd ADR                                    200            24,761
                                                                    -----------
                                                                        54,355
                                                                    -----------
BUSINESS SERVICES    0.16%
Franklin Quest*                                          500            12,188
                                                                    -----------

CHEMICALS    1.83%
AKZO NV ADR                                              400            26,325
Bayer AG Sponsored ADR                                   700            18,200
Cabot Corp                                               100             5,637
Hercules Inc                                             600            32,175
Hoechst AG ADR                                           100            12,000
Morton International                                     600            18,000
Olin Corp                                                500            28,938
                                                                    -----------
                                                                       141,275
                                                                    -----------
CLEANING PRODUCTS    0.53%
Procter & Gamble                                         600            41,325
                                                                    -----------
COMPUTER RELATED    2.51%
Computer Associates International                        300            22,012
Computer Data Systems                                    300             3,150
FTP Software*                                            300             8,700
Hewlett-Packard Co                                       200            15,575
International Business Machines                          800            87,100
Microsoft Corp*                                          400            36,200
PLATINUM technology*                                     200             4,950
Read-Rite Corp*                                          400            16,500
                                                                    -----------
                                                                       194,187
                                                                    -----------
CONTAINERS    0.61%
Premark International                                    400            21,150
Sealed Air*                                              200            10,150
Temple-Inland Inc                                        300            15,525
                                                                    -----------
                                                                        46,825
                                                                    -----------
CONTROL INSTRUMENTS    0.30%
Measurex Corp                                            500            15,125
Teleflex Inc                                             200             8,250
                                                                    -----------
                                                                        23,375
                                                                    -----------
COSMETICS & TOILETRIES    0.18%
Alberto Culver Class B                                   300             9,075
Carter-Wallace Inc                                       300             3,638
Hydron Technologies                                      400             1,550
                                                                    -----------
                                                                        14,263
                                                                    -----------
DIVERSIFIED COMPANIES    1.88%
du Pont (E I) de Nemours                                 500            33,500
ITT Corp                                                 400            48,000
Pacific Dunlop Ltd ADR                                 1,200            11,100
Textron Inc                                              800            53,200
                                                                    -----------
                                                                       145,800
                                                                    -----------
ELECTRONICS    2.72%
AMETEK Inc                                               400             7,250
C-Cube Microsystems*                                     300            10,500
Intel Corp                                               800            52,000
KEMET Corp*                                              200            12,950
Logicon Inc                                              100             5,100
Matsushita Electric Industrial ADR                       100            16,600
Motorola Inc                                             900            68,962
Philips Electronics NV
  New York Shrs                                          200             9,850

Symbol Technologies*                                     300            11,438
TDK Corp ADR                                             300            15,675
                                                                    -----------
                                                                       210,325
                                                                    -----------
ENGINEERING    0.12%
Jacobs Engineering Group*                                400             9,250
                                                                    -----------
ENGINES    0.17%
Briggs & Stratton                                        400            13,350
                                                                    -----------
FINANCE RELATED    0.67%
AutoFinance Group*                                       300             4,912
Federal Home Loan Mortgage                               300            19,650
Federal National
  Mortgage Association                                   200            18,725
FINOVA Group                                             200             8,175
                                                                    -----------
                                                                        51,462
                                                                    -----------
FOOD PRODUCTS & BEVERAGES    5.08%
Anheuser-Busch Cos                                       700            38,938
Bass PLC ADR                                             400             8,450
Coca-Cola Co                                           1,000            65,875
ConAgra Inc                                              700            26,425
Coors (Adolph) Class B                                   400             6,900
Dean Foods                                               800            22,600
Goodman Fielder Ltd ADR*                               3,200            10,692
GoodMark Foods                                           300             4,800
Heineken NV ADR                                          125            19,500
Hudson Foods Class A                                     150             2,062
IBP Inc                                                  400            18,700
Kirin Brewery Ltd ADR                                    200            23,000
Nestle SA Sponsored ADR
  Representing Registered Shrs                           400            20,400
Ralcorp Holdings*                                        400             9,200
Sara Lee                                               1,300            37,213
Unigate PLC ADR                                        5,600            38,530
Unilever NV New York Shrs                                300            39,525
                                                                    -----------
                                                                       392,810
                                                                    -----------
HEALTH CARE RELATED    0.53%
Lincare Holdings*                                        400            13,900
Medaphis Corp*                                           200             5,050
OrNda Healthcorp*                                        300             5,962
Universal Health Services Class B*                       300             9,525
Vencor Inc*                                              200             6,475
                                                                    -----------
                                                                        40,912
                                                                    -----------
INSURANCE    1.72%
AEGON NV ADR                                           1,250            45,625
American International Group                             600            45,000
Fremont General                                          330             8,869
Protective Life                                          900            26,100
ReliaStar Financial                                      100             3,813
Willis Corroon Group PLC ADR                             300             3,487
                                                                    -----------
                                                                       132,894
                                                                    -----------
INVESTMENT BROKERS    0.72%
Merrill Lynch                                          1,000            55,500
                                                                    -----------

JEWELRY    0.25%
Tiffany & Co                                             500            19,188
                                                                    -----------
MACHINERY    1.13%
AGCO Corp                                                150             7,987
Caterpillar Inc                                          400            28,150
Greenfield Industries                                    200             5,850
Harnischfeger Industries                                 200             7,500
Kennametal Inc                                           900            33,188
Pentair Inc                                              100             4,575
                                                                    -----------
                                                                        87,250
                                                                    -----------
MEDICAL RELATED    1.88%
Advanced Technology Laboratories*                        500             8,625
AMSCO International*                                     800            14,900
Baxter International                                     800            29,800
Bio-Rad Laboratories Class A*                            500            19,000
Invacare Corp                                            100             4,400
Johnson & Johnson                                        700            50,225
Nellcor Inc*                                             200            10,500
Physicians Health Services*                              100             2,263
Vivra Inc*                                               200             5,950
                                                                    -----------
                                                                       145,663
                                                                    -----------
MEDICAL RELATED -- DRUGS   3.56%
Abbott Laboratories                                      700            28,000
Bergen Brunswig Class A                                  200             4,325
CIBA-GEIGY Ltd Sponsored ADR                             900            33,300
McKesson Corp                                            600            26,475
Merck & Co                                               300            15,487
Novo-Nordisk A/S ADR                                   1,100            32,175
Pfizer Inc                                               800            40,400
Schering-Plough Corp                                     800            37,200
Upjohn Co                                              1,500            57.750
                                                                      ---------
                                                                       275,112
                                                                    -----------
METALS & MINING    0.18%
Agnico Eagle Mines                                       500             6,750
Carpenter Technology                                     100             7,375
                                                                    -----------
                                                                        14,125
                                                                    -----------
NURSING HOMES   0.15%
Hillhaven Corp*                                          400            11,550
                                                                    -----------
OFFICE EQUIPMENT    0.42%
Alco Standard                                            400            32,550
                                                                    -----------
OIL & GAS RELATED    4.87%
Ashland Inc                                              500            17,188
BJ Services*                                             100             2,488
Baker Hughes                                           1,000            22,125
Castle Energy*                                           900             8,662
Chevron Corp                                           1,500            74,062
Coastal Corp                                             900            28,013
Exxon Corp                                               200            14,500
Global Marine*                                         1,000             5,750
Mobil Corp                                               700            68,425
Royal Dutch Petroleum
  5 Gldr Shrs                                            600            76,200

Shell Transport & Trading PLC
  New York Shrs                                          400            29,800
Sonat Offshore Drilling                                  500            16,750
Total Petroleum North America Ltd                        200             2,325
USX-Delhi Group                                          500             5,312
Weatherford International*                               400             5,100
                                                                    -----------
                                                                       376,700
                                                                    -----------
PAPER & PAPER PRODUCTS    1.13%
Chesapeake Corp                                          300             9,900
Georgia-Pacific Corp                                     300            25,875
International Paper                                      600            50,700
Rayonier Inc                                              25               972
                                                                    -----------
                                                                        87,447
                                                                    -----------
PRINTING & PUBLISHING    0.64%
Media General Class A                                    200             6,800
Meredith Corp                                            600            17,250
Scholastic Corp*                                         200            13,150
South China Morning Post ADR                           4,300            12,384
                                                                    -----------
                                                                        49,584
                                                                    -----------
REAL ESTATE RELATED    10.62%
Bay Apartment Communities                              1,500            29,813
Beacon Properties                                      1,000            21,125
CBL & Associates Properties                            1,200            24,750
Centerpoint Properties                                 1,300            26,650
Colonial Properties Trust SBI                            700            16,975
Crown American Realty Trust                            1,700            21,462
Developers Diversified Realty                            600            18,225
Duke Realty Investments                                1,300            37,213
Evans Withycombe Residential                           1,300            25,025
Gables Residential Trust SBI                           1,000            22,000
General Growth Properties                              1,400            27,300
Glimcher Realty Trust                                  1,200            25,650
HGI Realty                                             1,276            31,740
Health Care REIT                                         900            18,338
Highwoods Properties                                   1,000            25,250
JDN Realty                                             1,200            26,100
Kimco Realty                                             800            31,900
Koger Equity*                                          2,600            22,587
MGI Properties                                         1,400            20,475
Meditrust SBI                                            600            20,250
Merry Land & Investment                                1,000            21,500
Nationwide Health Properties                             500            19,813
Oasis Residential                                      1,100            24,750
Paragon Group                                          1,500            28,312
ROC Communities                                          600            12,600
Regency Realty                                         1,300            21,938
Shurgard Storage Centers
  Class A                                                800            18,900
Simon Property Group                                     500            12,250
Sizeler Property Investors                             1,100            10,862
Starwood Lodging Trust*                                  900            23,400
Storage Equities                                       1,200            20,550
Storage Trust Realty SBI                               1,100            23,100
Summit Properties                                      1,300            22,588
Tucker Properties                                      1,600            18,000
Weeks Corp                                             1,200            27,900

Wellsford Residential Property
  Trust SBI                                            1,000            22,250
                                                                    -----------
                                                                       821,541
                                                                    -----------
RECREATION PRODUCTS
  & SERVICES    0.28%
Arctco Inc                                               300             3,487
Cobra Golf*                                              400            12,550
Outboard Marine                                          300             6,000
                                                                    -----------
                                                                        22,037
                                                                    -----------
RETAIL    3.52%
Albertson's Inc                                          400            11,900
Apple South                                              400             8,550
Barnes & Noble*                                          200             7,350
Consolidated Stores*                                   2,000            44,500
Dayton Hudson                                            400            30,250
Haverty Furniture                                        200             2,350
Kingfisher PLC Sponsored ADR                             300             4,474
Koninklijke Ahold NV
  Sponsored ADR                                          700            25,200
Marui Co Ltd ADR                                         600            19,900
McDonald's Corp                                        1,600            61,800
Penney (J C) Co                                          600            29,025
Smith's Food & Drug Centers
  Class B                                                700            13,563
Stanhome Inc                                             200             6,425
Tech Data*                                               300             4,125
Waban Inc*                                               200             3,325
                                                                    -----------
                                                                       272,737
                                                                    -----------
SAVINGS & LOAN    0.41%
North Side Savings Bank                                  315             8,347
Sovereign Bancorp                                        900             8,550
TCF Financial                                            300            15,225
                                                                    -----------
                                                                        32,122
                                                                    -----------
SEMICONDUCTOR EQUIPMENT    0.49%
Cypress Semiconductor*                                   300            15,825
Electroglas Inc*                                         300            21,750
                                                                    -----------
                                                                        37,575
                                                                    -----------
STEEL    0.56%
Armco Inc*                                             2,000            13,250
J&L Specialty Steel                                      400             8,850
Nucor Corp                                               400            21,500
                                                                    -----------
                                                                        43,600
                                                                    -----------
TELECOMMUNICATIONS    1.34%
AT&T Corp                                              1,200            63,300
CellStar Corp*                                           200             6,325
Cellular Communications Class A*                         200            10,400
Sprint Corp                                              700            23,975
                                                                    -----------
                                                                       104,000
                                                                   -----------

TEXTILES & APPAREL
  MANUFACTURERS    0.37%
Benetton Group SpA ADR                                   100             2,000
Springs Industries Class A                               300            11,775
Westpoint Stevens*                                       500            10,687
Winsor Industrial ADR                                    700             4,161
                                                                    -----------
                                                                        28,623
                                                                    -----------
TOBACCO    0.74%
Philip Morris                                            800            57,300
                                                                    -----------
TRANSPORTATION    0.98%
Alaska Air Group*                                        300             5,775
Burlington Northern                                      800            55,400
Mayne Nickless Ltd ADR                                   100             2,173
Wisconsin Central Transportation*                        200            12,700
                                                                    -----------
                                                                        76,048
                                                                    -----------
UTILITIES    3.54%
Ameritech Corp                                           500            24,188
British Telecommunications
  PLC ADR                                                300            19,088
Commonwealth Energy Systems                              200             7,375
Eastern Utilities Associates                             300             6,525
Empresa Nacional de Electricidad
  SA Sponsored ADR                                       300            15,825
GTE Corp                                               1,000            35,500
General Public Utilities                                 500            14,438
MidAmerican Energy*                                      735            10,657
NICOR Inc                                                900            22,837
PacifiCorp                                             2,800            51,450
PowerGen PLC Sponsored ADR                               250             8,844
SBC Communications                                       500            24,062
Sierra Pacific Resources                                 400             8,650
Southern Electric Sponsored ADR                          300             6,663
Southern New England
  Telecommunications                                     400            13,700
Telefonica de Espana SA
  Sponsored ADR                                          100             4,088
                                                                    -----------
                                                                       273,890
                                                                    -----------
WHOLESALE    0.61%
Bindley Western Industries                               500             7,813
Inchcape Berhad ADR                                    7,700            25,676
Richfood Holdings Class A                                600            13,950
                                                                    -----------
                                                                        47,439
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $4,494,974)                                                  5,172,506
                                                                    -----------
FIXED INCOME SECURITIES    16.44%
US Government Obligations    8.65%
 US Treasury Notes
  8.500%, 11/15/2000                                $150,000           165,281
  6.500%, 4/30/1999                                  $65,000            65,792
  6.250%, 2/15/2003                                 $175,000           173,469
US Treasury Bonds
  8.750%, 5/15/2017                                 $220,000           264,618
                                                                    -----------

  TOTAL US GOVERNMENT
  OBLIGATIONS (Cost $631,986)                                          669,160
                                                                    -----------
US Government Agency Obligations    2.59%
Federal Home Loan Mortgage
  Participation Certificates
  Principal Only
  2/15/2024                                          $22,587            10,503
Federal National Mortgage
  Association, Guaranteed
  Pass-Through Certificates
  6.000%, 3/1/2009                                   $58,879            56,671
  6.000%, 4/1/2024                                   $49,334            45,871
Federal National Mortgage
  Association, Pool
  7.000%, 8/25/2016                                  $50,000            47,270
  5.450%, 6/25/2000                                  $40,319            40,009
                                                                    -----------
  TOTAL US GOVERNMENT AGENCY
     OBLIGATIONS
     (Cost $193,028)                                                  200,324
                                                                    -----------
Foreign Government Obligations    0.40%
Manitoba Province, Deb, Series AZ
  7.750%, 7/17/2016
  (Cost $30,436)                                     $30,000            30,819
                                                                    -----------
Corporate Bonds    4.48%
BANKING    0.96%
NationsBank Corp, Sr Notes
  4.750%, 8/15/1996                                  $25,000            24,653
Norwest Corp, Medium-Term
  Notes, 6.112%, 2/24/1999                           $50,000            49,762
                                                                    -----------
                                                                        74,415
                                                                    -----------
FINANCE RELATED    2.23%
Associates Corp of North America
  Sr Deb, Series A, 7.950%, 2/15/2010                $50,000            53,436
AVCO Financial Services, Notes
  7.500%, 11/15/1996                                 $35,000            35,571
Commercial Credit, Notes
   8.000%, 9/1/1996                                  $60,000            61,137
General Motors Acceptance, Notes
  8.875%, 6/1/2010                                   $20,000            22,626
                                                                    -----------
                                                                       172,770
                                                                    -----------
POLLUTION CONTROL RELATED    0.54%
WMX Technologies, Step Up
  Notes,^^ 6.220%, 4/30/2004                         $40,000            41,769
                                                                    -----------
UTILITIES    0.75%
GTE Corp, Deb
  10.250%, 11/1/2020                                 $50,000            57,677
                                                                    -----------
   TOTAL CORPORATE BONDS
     (Cost $336,510)                                                   346,631
                                                                    -----------

Asset-Backed Securities    0.32%
FINANCE RELATED    0.32%
Money Store Home Equity Trust
   Series 1994B, Class A3
   7.100%, 11/15/2016
  (Cost $23,906)                                     $25,000            25,139
                                                                    -----------
TOTAL FIXED INCOME SECURITIES
     (Cost $1,215,866)                                               1,272,073
                                                                    -----------
SHORT-TERM INVESTMENTS   16.72%
US Government Obligations    2.57%
US Treasury Notes
  4.250%, 12/31/1995
  (Cost $198,996)                                   $200,000           198,875
                                                                    -----------
Corporate Bonds    1.03%
FINANCE RELATED    0.77%
American General Finance, Sr
  Notes, 5.000%, 6/15/1996                           $20,000            19,813
Associates Corp of North America
  Notes, 4.500%, 2/15/1996                           $20,000            19,842
International Lease Finance, Notes
  6.625%, 6/1/1996                                   $20,000            20,049
                                                                    -----------
                                                                        59,704
                                                                    -----------
INVESTMENT BROKERS   0.26%
Bear Stearns, Notes
  5.875%, 1/15/1996                                  $20,000            19,970
                                                                    -----------
  TOTAL CORPORATE BONDS
     (Cost $79,997)                                                     79,674
                                                                    -----------
Repurchase Agreements    13.12%
Repurchase Agreement
with State  Street  Bank
& Trust Co dated
7/31/1995  due  8/1/1995
at 5.250%, repurchased at
$1,015,148 (Collateralized
by US Treasury Notes due
6/30/1996 at 6.000%, value
$1,037,627)
(Cost $1,015,000)                               $1,015,000         1,015,000
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,293,993)                                                  1,293,549
                                                                    -----------
TOTAL INVESTMENT
  SECURITIES AT VALUE    100.00%
   (Cost $7,004,833)
   (Cost for Income Tax Purposes
  $7,020,760)                                                       $7,738,128
                                                                    ===========

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

*  Security is non-income producing.

^  The following is a restricted security at July 31, 1995:

                                                                   Value as
                                     Acquisition   Acquisition        % of
Description                              Date        Cost          Net Assets
-------------------------------------------------------------------------------
Balanced Fund
Qantas Airways Ltd ADR                   7/31/95   $ 972,660          2.57%
                                                                    ========



Summary of Investments by Country

                                                       % of
                                           Country   Investment
Country                                     Code     Securities       Value
-------------------------------------------------------------------------------
Balanced Fund
Australia                                     AS        2.56%         $958,360
Bermuda                                       BD         1.03          385,125
Canada                                        CA        12.42        4,652,142
Hong Kong                                     HK         0.60          225,639
United Kingdom                                UK         1.21          452,248
United States                                 US        82.18       30,779,822
                                                        =======================
                                                       100.00%     $37,453,336


See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Assets and Liabilities
July 31, 1995

                                                Balanced       Multi-Asset
                                                  Fund         Allocation Fund
                                            ---------------   ---------------
ASSETS
Investment Securities:
  At Cost~                                      $34,841,687       $ 7,004,833
                                            ===============   ===============
  At Value~                                     $37,453,336       $ 7,738,128
Cash                                                      0             5,948
Receivables:
  Investment Securities Sold                      1,837,189             8,426
  Fund Shares Sold                                  168,188             3,545
  Dividends and Interest                            108,267            34,402
Prepaid Expenses and Other Assets                    17,606            10,968
                                            ---------------   ---------------
TOTAL ASSETS                                     39,584,586         7,801,417
                                            ---------------   ---------------
LIABILITIES
Payables:
  Custodian                                         524,069                 0
  Distributions to Shareholders                       4,763               869
  Investment Securities Purchased                 1,610,235                 0
  Fund Shares Repurchased                           200,430             7,641
Accrued Distribution Expenses                         7,734             1,609
Accrued Expenses and Other Payables                  13,844            12,934
                                            ---------------   ---------------
TOTAL LIABILITIES                                 2,361,075            23,053
                                            ---------------   ---------------
Net Assets at Value                             $37,223,511        $7,778,364
                                            ===============   ===============
NET ASSETS
Paid-in Capital*                                $33,472,688        $7,029,840
Accumulated Undistributed
   Net Investment Income                                906             2,129
Accumulated Undistributed Net
   Realized Gain on Investment Securities         1,138,252            13,100
Net Appreciation of Investment Securities         2,611,665           733,295
                                            ---------------   ---------------
Net Assets at Value                             $37,223,511       $ 7,778,364
                                            ===============   ===============
Shares Outstanding                                3,080,421           717,499
Net Asset Value, Offering and
   Redemption Price per Share                        $12.08            $10.84
                                            ===============   ===============

~ Investment securities at cost and value at July 31, 1995 include repurchase agreements of $1,275,000 and $1,015,000 for the Balanced and Multi-Asset Allocation Funds, respectively.

* The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Operations
Year Ended July 31, 1995

                                                 Balanced       Multi-Asset
                                                   Fund         Allocation Fund
                                            ---------------   ---------------
INVESTMENT INCOME
INCOME
Dividends                                          $311,299          $125,959
Interest                                            503,609           159,166
                                            ---------------   ---------------
   TOTAL INCOME                                     814,908           285,125
                                            ---------------   ---------------
EXPENSES
Investment Advisory Fees                            109,635            47,678
Distribution Expenses                                46,766            15,893
Transfer Agent Fees                                  56,538            18,599
Administrative Fees                                  12,806            10,954
Custodian Fees and Expenses                           5,123             4,098
Directors' Fees and Expenses                          6,482             4,325
Professional Fees and Expenses                       13,128            13,127
Registration Fees and Expenses                       33,033            31,619
Reports to Shareholders                              10,367             5,431
Other Expenses                                        3,464             5,261
                                            ---------------   ---------------
  TOTAL EXPENSES                                    297,342           156,985
                                            ---------------   ---------------
Fees and Expenses Absorbed by Investment Adviser   (65,969)          (61,628)
  NET EXPENSES                                      231,373            95,357
                                            ---------------   ---------------
NET INVESTMENT INCOME                               583,535           189,768
                                            ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities        1,418,230            29,725
Change in Net Appreciation of
   Investment Securities                          2,592,041           760,284
                                            ---------------   ---------------
NET GAIN ON INVESTMENT SECURITIES                 4,010,271           790,009
                                            ---------------   ---------------
Net Increase in Net Assets from Operations       $4,593,806          $979,777
                                            ===============   ===============

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Changes in Net Assets
                                           Balanced            Multi-Asset
                                             Fund            Allocation Fund

                                      Year       Period      Year      Period
                                      Ended      Ended       Ended     Ended
                                      July 31    July 31     July 31   July 31
                                   ---------- ----------  --------------------
                                         1995       1994        1995      1994
                                                (Note 1)              (Note 1)
OPERATIONS
Net Investment Income                $583,535   $43,557     $189,768   $29,828
Net Realized Gain (Loss)
   on Investment Securities         1,418,230      1,755      29,725  (16,411)
Change in Net Appreciation
   (Depreciation) of Investment
   Securities                       2,592,041     19,624     760,284  (26,989)
                                   ---------- ----------  --------------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS            4,593,806    64,936      979,777  (13,572)
                                   ---------- ----------  --------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income               (582,562)   (42,885)   (188,119)  (29,567)
Net Realized Gain on
   Investment Securities            (282,472)          0           0         0
                                   ---------- ----------  --------------------
TOTAL DISTRIBUTIONS                 (865,034)   (42,885)   (188,119)  (29,567)
                                   ---------- ----------  --------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares      45,998,807  5,488,322   6,069,861 5,528,079
Reinvestment of Distributions         852,931     42,622     185,398    29,066
                                   ---------- ----------  --------------------
                                   46,851,738  5,530,944   6,255,259 5,557,145
Amounts Paid for Repurchases
   of Shares                     (17,609,298) (1,400,696)(4,226,678) (655,881)
                                   ---------- ----------  --------------------
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS     29,242,440  4,130,248   2,028,581 4,901,264
                                   ---------- ----------  --------------------
Total Increase in Net Assets       32,971,212  4,152,299   2,820,239 4,858,125
NET ASSETS
Initial Subscription (Note 1)               0    100,000           0   100,000
Beginning of Period                 4,252,299          0   4,958,125         0
                                   ---------- ----------  --------------------
End of Period                     $37,223,511 $4,252,299  $7,778,364$4,958,125
                                   ========== ==========  ====================
Accumulated Undistributed
   Net Investment Income Included
   in Net Assets at End of Period        $906       $672      $2,129      $261

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)               0     10,000           0    10,000
Shares Sold                         4,158,603    534,118     614,282   566,677
Shares Issued from Reinvestment
   of Distributions                    76,830      4,140      18,428     3,002
                                   ---------- ----------  --------------------
                                    4,235,433    548,258     632,710   579,679
Shares Repurchased                (1,568,041)  (135,229)   (427,487)  (67,403)
                                   ---------- ----------  --------------------
Net Increase in Fund Shares         2,667,392    413,029     205,223   512,276
                                   ========== ==========  ====================

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Notes to Financial Statements
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Multiple Asset, Inc. (the "Fund"), a Maryland corporation, was incorporated on August
19, 1993, and consists of two separate funds: Balanced Fund and Multi-Asset Allocation Fund, both of which commenced operations on December 1, 1993. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded. If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from dealers making a market for such securities.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event the closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If the market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the fund is informed of the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
      The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible imposition of adverse foreign governmental laws or currency exchange restrictions.
      Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of a security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
D. FEDERAL AND STATE TAXES -- The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      Balanced Fund incurred and elected to defer post-October 31 net capital losses of $11,986 to the year ended July 31, 1996. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended July 31, 1995, 26.05% for Balanced Fund and 55.14% for Multi-Asset Allocation Fund qualified for the dividends received deduction available to the Fund's corporate shareholders.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount, foreign currency transactions, nontaxable dividends, net operating losses, expiring capital loss carryforwards. During the year ended July 31, 1995, Balanced Fund reclassified $739 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities. During the year ended July 31, 1995, Multi-Asset Allocation Fund reclassified $5 from paid-in capital to accumulated undistributed net investment income and $214 from undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.
F. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. For Balanced Fund, the fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. For Multi-Asset Allocation Fund, the fee is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; and 0.50% on average net assets in excess of $1 billion. In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Balanced Fund are made by ITC. In a separate Sub-Advisory Agreement between IFG and INVESCO Management & Research, Inc. ("IMR"), an affiliate of IFG, investment decisions of Multi-Asset Allocation Fund are made by IMR. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

   IFG receives a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties.
   A plan of  distribution  pursuant  to Rule  12b-1  of the  Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twenty-four-month period ending November 30, 1995, and for a rolling twelve-month period thereafter. For the year ended July 31, 1995, Balanced and Multi-Asset Allocation Funds paid the Distributor $39,896 and $15,173, respectively, for reimbursement of expenses incurred.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Fund. NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government Securities and short-term securities) were:

Fund                                           Purchases                 Sales
------------------------------------------------------------------------------
--
Balanced Fund                                $55,247,159            $34,529,126
Multi-Asset Allocation Fund                    4,705,477             2,358,437

   For the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were:

Fund                                           Purchases                 Sales
------------------------------------------------------------------------------
--
Balanced Fund                                $11,763,844            $3,812,224
Multi-Asset Allocation Fund                   1,797,545              1,836,202

NOTE 4 -- APPRECIATION AND DEPRECIATION. At July 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                       Gross           Gross              Net
Fund                            Appreciation    Depreciation     Appreciation
------------------------------------------------------------------------------
--
Balanced Fund                     $2,889,510        $306,591       $2,582,919
Multi-Asset Allocation Fund          797,557          80,189          717,368

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC or IMR.
   The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
   Pension expenses for Balanced Fund for the year ended July 31, 1995, included in Directors' Fees and Expenses in the Statement of Operations were $257. Unfunded accrued pension costs for Balanced Fund of $431 and pension liability of $688 are included in prepaid expenses and accrued expenses, respectively, in the Statement of Assets and Liabilities. There were no pension expenses for Multi-Asset Allocation Fund for the year ended July 31, 1995.

INVESCO Multiple Asset Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding throughout Each Period)

                                               Year             Period
                                               Ended            Ended
                                               July 31          July 31
                                          ------------      -------------
                                               1995              1994^

   Balanced Fund

PER SHARE DATA
Net Asset Value -- Beginning of Period         $ 10.30            $10.00
                                          ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.29              0.12
Net Gain on Securities
   (Both Realized and Unrealized)                 2.03              0.30
                                          ------------      ------------
Total from Investment Operations                  2.32              0.42
                                          ------------      ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.29              0.12
Distributions from Capital Gains                  0.25              0.00
                                          ------------      ------------
Total Distributions                               0.54              0.12
                                          ------------      ------------
Net Asset Value -- End of Period                $12.08            $10.30
                                          ============      ============

TOTAL RETURN                                    22.97%            4.16%*

RATIOS
Net Assets -- End of Period ($000 Omitted)     $37,224            $4,252
Ratio of Expenses to Average Net Assets#         1.25%            1.25%~
Ratio of Net Investment Income to
   Average Net Assets#                           3.12%            2.87%~
Portfolio Turnover Rate                           255%             61%*

^ From December 1, 1993, commencement of operations, to July 31, 1994.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended July 31, 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.59% and 4.37% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.77% and (0.25%) (annualized), respectively.

~  Annualized

INVESCO Multiple Asset Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding throughout Each Period)

                                            Year              Period
                                            Ended             Ended
                                            July 31           July31
                                          ------------      ------------
                                              1995             1994^

   Multi-Asset Allocation Fund

PER SHARE DATA
Net Asset Value -- Beginning of Period          $ 9.68            $10.00
                                          ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.28              0.06
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 1.16            (0.32)
                                          ------------      ------------
Total from Investment Operations                  1.44            (0.26)
                                          ------------      ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.28              0.06
                                          ------------      ------------
Net Asset Value -- End of Period                $10.84             $9.68
                                          ============      ============

TOTAL RETURN                                    15.13%          (2.60%)*

RATIOS
Net Assets -- End of Period ($000 Omitted)      $7,778            $4,958
Ratio of Expenses to Average Net Assets#         1.50%            1.50%~
Ratio of Net Investment Income to
   Average Net Assets#                           2.99%            2.23%~
Portfolio Turnover Rate                            79%              42%*

^ From December 1, 1993, commencement of operations, to July 31, 1994.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended July 31, 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.47% and 5.14% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.02% and (1.41%) (annualized), respectively.

~  Annualized

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Multiple Asset Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund and INVESCO Multi-Asset Allocation Fund (constituting the INVESCO Multiple Asset Funds, Inc., hereafter referred to as the "Fund") at July 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.




Price Waterhouse  LLP

Denver, Colorado
September 1, 1995

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information,

Call toll-free:  1-800-525-8085

To reach PAL(R), your 24-hour Personal
Account Line, call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc., Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.